Acquisitions and disposals	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about business combination [abstract]
Acquisitions and disposals	Acquisitions and disposals

Acquisitions

Acquisition of subsidiaries of Viterra Group in Argentina and Uruguay

On May 3, 2022, (the “Closing Date”) the Group, through certain subsidiaries consummated the acquisition of the rice operations in Uruguay and Argentina of the Viterra Group, comprising a 100% ownership of Molinos Libres S.A. (Argentina), Viterra Uruguay S.A. (Uruguay) and Paso Dragón S.A. (Uruguay). The transaction also included the acquisition of certain leasing agreements. All of the acquired subsidiaries form part of the Rice Business Segment.

The terms and conditions of the agreement contemplate the payment, subject to adjustments, of a purchase price of approximately US$ 17.8 million payable in three annual installments and the assumption of the existing financial debt for an amount of US$ 17.9 million. At Closing Date, the Group paid the first installments of US$ 2 million and US$ 8 million of the assumed debt.

In addition, the agreement provides for a cash contingent payment of US$ 1,215, which will be payable only if certain conditions are met.

The Company has made an allocation of the estimated purchase price to the identifiable assets acquired and liabilities assumed based on their fair values at acquisition date. The Company has made significant assumptions and estimates in determining the purchase price, including the contingent payment and the allocation of the estimated purchase price in these consolidated financial statements.

As the fair value of the identifiable net assets acquired was greater than the total consideration paid, negative goodwill arises on the acquisition. The negative goodwill is recognized as “Bargain purchase gain on acquisition” in the income statement for the year end December 31, 2022 reflecting the opportunity to acquire the rice operations in Argentina and Uruguay from an outgoing market player.

The following table summarizes the purchase price:

Purchase consideration:
Amount paid in cash	1,512
Amounts to be paid in installments (*)	16,242
Total purchase consideration	17,754
Fair value of net assets acquired	27,507
Bargain purchase on acquisition over the total purchase consideration	9,753
During 2022, an amount of US$ 634 of the installments was paid.

(*) Amounts to be paid in installments were discounted at present value as of the date of acquisition at a 6.5% discount rate.
The assets and liabilities at the date of acquisition are as follows:

Cash and cash equivalents	3,266
Trade and other receivables	21,068
Inventories	50,891
Biological assets	1,676
Property, plant and equipment	21,479
Total Assets	98,380
Trade and other payables	(50,062)
Payroll and other liabilities	(961)
Borrowings	(17,738)
Deferred income tax liabilities	(1,812)
Provision for other liabilities	(300)
Total Liabilities	(70,873)
Fair value of Net Assets Acquired	27,507

The Company used a replacement cost method or a market approach, as appropriate, to measure the fair value of property, plant and equipment.

All other net tangible assets were valued at their respective carrying amounts, as the Company believes that these amounts approximate their current fair values.

A decrease in the fair value of assets acquired, or an increase in the fair value of liabilities assumed, from those preliminary valuations would result in a dollar-for-dollar corresponding decrease in the “Bargain purchase on acquisition”.

Acquisition-related costs of US$ 193 are included in General and administrative expenses in the Consolidated Statement of Income.

The following table summarizes the sales of goods and services rendered and profit from operations of the subsidiaries acquired included in the consolidated financial statements of income for the year end December 31, 2022 as from the date of acquisition:

Period from the date of acquisition to December 31 2022
Sales of goods and services rendered	61,363
Profit from operations	6,131

If the acquisition had occurred on January 1, 2022 consolidated pro-forma sales of goods and services rendered, profit from operations and profit for the year, for the year ended 31 December 2022 would have been US$ 1,369,462, US$ 249,462 and US$ 106,950.

Disposals

In December 2020, the Group completed the sale of its wholly owned subsidiaries Global Seward S.L.U. and Peak City S.L.U., which main underlying asset was the Huelen Farm at a sale price of US$30.1 million. The balance was fully collected by the end of 2022. This transaction resulted in a loss before tax of US$ 0.6 million included in the line item “Other operating income”, and also in the reclassification of Revaluation surplus to retained earnings of US$2.2 million.
In June 2020, the Company collected US$12.1 million in consideration of the sale of 811.70 hectares farm in the Province of Santa Fe, Argentina. This transaction resulted in a gain before tax of US$2.1 million included in the line item “Other operating income” and also in the reclassification of Revaluation surplus to retained earnings before income tax of US$8.0 million reflected in the Statements of changes in shareholders equity.